UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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POWER SOLUTIONS INTERNATIONAL, INC.

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POWER SOLUTIONS INTERNATIONAL, INC.

201 MITTEL DRIVE

WOOD DALE, IL 60191

ATTN: DONALD P. KLEIN

Your Vote Counts!

POWER SOLUTIONS INTERNATIONAL, INC.

2021 Annual Meeting

Vote by July 14, 2021

11:59 PM ET

You invested in POWER SOLUTIONS INTERNATIONAL, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 15, 2021.

Get informed before you vote

View the Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 1, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    * Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	Shaojun Sun, Ph.D.	For

1b.	Hong He	For

1c.	Kenneth W. Landini	For

1d.	Xinghao Li	For

1e.	Sidong Shao	For

1f.	Frank P. Simpkins	For

1g.	Guogang Wu	For

2.	Ratification of the appointment of BDO USA, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2021.	For

3.	To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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